23606907 v8 NOTE PURCHASE AGREEMENT This Note Purchase Agreement (this “Agreement”) is dated as of January 23, 2024, between SpringBig Holdings, Inc., a Delaware corporation (the “Company”), Shalcor Management Inc., an Alberta corporation (“Lead Investor”), and the other purchasers identified on the signature page hereto (including the Lead Investor, and together with their respective successors and assigns, each a “Purchaser” and collectively, the “Purchasers”). WHEREAS, subject to the terms and conditions set forth in this Agreement (and, solely with respect to the Secured Convertible Promissory Note, pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Rule 506(b) thereunder), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, Secured Convertible Promissory Notes and Secured Term Promissory Notes of the Company as more fully described in this Agreement. NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows: ARTICLE I. DEFINITIONS 1.1 Definitions. In addition to the words and terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1: “Action” shall have the meaning ascribed to such term in Section 3.1(k). “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act. “Anti-Corruption Laws” means all laws concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Loan Parties do business. “Anti-Money Laundering Laws” means all laws concerning or relating to terrorism or money laundering, including, without limitation, the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956-1957), the USA PATRIOT Act and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959) and the rules and regulations thereunder, and any law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B).

2 “Board of Directors” means the board of directors of the Company. “Business” shall have the meaning ascribed to such term in Section 3.1(dd). “Cannabis Law” means any law that is applicable to the Maker or the Guarantor due to the Business involving Marker’s work with parties in the legally regulated cannabis business. “Closing” means each closing of the purchase and sale of the Notes pursuant to Section 2.1(a). “Closing Date” means the Trading Day on which (i) all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to each Purchaser’s obligations to pay the applicable Subscription Amount and (ii) the Company’s obligations to deliver the Notes to be issued and sold, in each case, have been satisfied or waived, but in no event later than the second Trading Day following the date on which the Company gives notice to the Purchasers that all conditions of such Closing have been met other than payment and delivery of the Closing deliverables required by this Agreement. “Collateral” means all present and after acquire property and any proceeds thereof that is subject, or intended to be subject, to the Liens created by any Loan Document. “Collateral Locations” shall have the meaning ascribed to such term in Section 3.1(ee). “Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed. “Compliance Certificate” has the meaning ascribed thereto in the Term Note. “Company” has the meaning given to such term in the recitals hereto. “Convertible Notes” means the 8% Senior Secured Convertible Notes to be issued to the Purchasers by the Company, in the form of Exhibit A attached hereto, which bear interest at the rate of 8% per annum and shall be secured pursuant to the Pledge and Security Agreement. “Conversion Shares” means the shares of Common Stock into which the Convertible Notes may be converted from time to time. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended. “Fundamental Transaction” shall have the meaning defined in the Notes. “GAAP” shall have the meaning ascribed to such term in Section 3.1(i).

3 “Guarantor” means SpringBig, Inc. a Delaware corporation. “Guaranty Agreement” means the guaranty agreement for the Notes executed by each Subsidiary of The Company in the form attached hereto as Exhibit B. “Indebtedness” means with respect to the Company and each of its Subsidiaries (x) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business consistent with past practice), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP. “Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all U.S. and foreign patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, brand names, certification marks, trade dress, logos, trade names, domain names, assumed names and corporate names, together with all colorable imitations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets under applicable state laws and the common law and know-how (including formulas, techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including source code, object code, diagrams, data and related documentation), and (f) all copies and tangible embodiments of the foregoing (in whatever form or medium). “Intellectual Property Rights” has the meaning set forth in Section 3.1(q). “Intercreditor and Collateral Agency Agreement” means the Intercreditor and Collateral Agency Agreement dated on or about the date hereof entered between the Purchasers (as defined hereunder and under the Convertible Notes), Lead Investor, as agent for the ratable benefit of the Purchasers (in such capacity, the “Agent”) and acknowledged and agreed to by the Company and the Guarantor, in the form attached hereto as Exhibit C. “L1 Debt Settlement Agreement” means a binding written agreement among the Company and L1 to settle all outstanding indebtedness under the L1 Documents and deliver the Payoff and Release Documents in exchange for aggregate payment of no more than $3,000,000. “L1 Documents” means, collectively, the Securities Purchase Agreement dated as of April 29, 2022 (as amended, the “Purchase Agreement”), between the Company and L1 Capital Global Opportunities Master Fund (“L1”), the Senior Secured Original Issue Discount Convertible Promissory Note dated as of June 14, 2022, as amended, issued by the Company to L1 (the “L1 Note”), and all of the other Transaction Documents (as defined in the L1 Purchase Agreement).

4 “Landlord Waiver” shall have the meaning ascribed to such term in Section 3.1(ee). “Lead Investor” shall mean Shalcor Management Inc. “Lightbank” means Lightbank II, L.P. “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction. “Loan Documents” has the meaning ascribed thereto in the Term Note. “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(d). “Material Agreements” shall have the meaning ascribed to such term in Section 3.1(gg). “Material Permits” shall have the meaning ascribed to such term in Section 3.1(o). “Notes” means, collectively, the Convertible Notes and the Term Notes. “Note Conversion Price” means, $0.15 subject to adjustment as provided in the Convertible Notes. “Payoff and Release Documents” means the payoff letter, lien release and other documents and instruments necessary to evidence the payoff, termination and release of the L1 Documents and all indebtedness thereunder and all Liens on the assets of the Company and its Subsidiaries evidenced thereby. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. “Pledge and Security Agreement” means the security agreement of the Company of the Company and Lead Investor, as collateral agent for the holders of Convertible Notes and Term Notes, in the form of Exhibit D, providing the Purchasers with a first lien on all of the assets of the Company and pledging the outstanding common stock and other equity instruments of each Subsidiary listed therein. “Principal Market” means any of the OTCQX Best Market, OTCQB Venture Market, New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Select Market, or the Nasdaq Global Market, or any successors of any of these trading platforms or exchanges on which the Common Stock is listed or quoted for trading, as applicable. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

5 “Purchaser” and “Purchasers” have the respective meanings contained on the first paragraph of this Agreement, and each Purchaser is identified on its respective signature page. “Registration Rights Agreement” means the registration rights agreement by and among with Company and the Purchasers dated the date of this Agreement, in the form of which is attached as Exhibit E. “Regulation FD” means Regulation FD promulgated by the SEC pursuant to the Exchange Act, as such Regulation may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Regulation. “Required Approvals” shall mean the consent, waiver, authorization or order of, or the giving of any notice to, or the making of any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) application(s) to the applicable Principal Market for the listing of the Shares for trading or quoting of the Shares for trading, as applicable, thereon in the time and manner required thereby, (iii) filings necessary to perfect the Liens in favor of the Purchasers under the Pledge and Security Agreement, and (iv) such filings as are required to be made under the Securities Act and applicable state securities laws. “Resale Registration Statement” means any registration statement on Form S-1 or S-3, as applicable, as contemplated in the Registration Rights Agreement. “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule. “SEC” means the United States Securities and Exchange Commission. “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(j). “Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions that broadly prohibit dealings with that country or territory (which, as of the Effective Date, include Crimea, Cuba, Iran, North Korea, Sudan and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identification List, and any other Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council or other relevant sanctions authority, (b) a Person that resides in, is organized in or located in, or has a place of business in, a country or territory named on any list referred to in clause (a) of this definition or a country or territory that is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through any such jurisdiction

6 (each of the foregoing in this clause (b), a “Sanction Target”), or a Person that owns 50% or more of the Equity Interests of, or is otherwise controlled by, or is acting on behalf of, one or more Sanction Targets, (c) any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions, or (d) any Person owned or controlled by any Person or Persons described in clause (a) or (b). “Sanctions” means Requirements of Law concerning or relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, or other relevant sanctions authority. “Securities Act” means the Securities Act of 1933, as amended. “Shares” means the Common Stock of the Company issuable upon conversion of the Convertible Notes. “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group. “Subscription Amounts” means, as to each Purchaser, the aggregate amount to be paid for the Notes purchased hereunder as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds. “Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity that is a “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act) and of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company. “Term Notes” means the 12% Senior Secured Term Notes to be issued to the Purchasers by the Company, in the form of Exhibit F attached hereto, which bear interest at the rate of 12% per annum and shall be secured pursuant to the Pledge and Security Agreement. “Trading Day” means a day on which the Principal Market is open for trading. “Transaction Documents” means this Agreement, the Notes, the Pledge and Security Agreement, the Guaranty Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder. “Transfer Agent” means Continental Stock Transfer & Trust Company and any successor

7 transfer agent of the Company. ARTICLE II. PURCHASE AND SALE 2.1 Purchase and Sale. The Purchasers, severally and not jointly, agree to purchase from the Company up to a total of $1,600,000 of Term Notes and up to a total of $6,400,000 of Convertible Notes, in each case in exchange for cash with the amount of each of each Purchaser’s Subscription Amount, reflected on its respective signature page: 2.2 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein each Purchaser shall pay to the Company via wire transfer of immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each purchaser such Purchaser’s respective Convertible Note and Term Note as determined pursuant to Section 2.1. Upon satisfaction of the conditions set forth in Sections 2.3 and 2.4, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree. 2.3 Deliveries. (a) On or prior to the Closing Date except as provided below, the Company shall execute and deliver or cause to be delivered on behalf of each Purchaser the following: (i) an original Convertible Note in the name of each Purchaser in the original principal amount equal to such Purchaser’s Convertible Note Subscription Amount; (ii) an original Term Note in the name of each Purchaser in the original principal amount equal to such Purchaser’s Term Note Subscription Amount; (iii) to the Lead Investor, payment of the commitment fee in immediately available funds, in an amount equal to 1.5% of the total Convertible Note Subscription Amounts plus 1.5% of the total Term Note Subscription Amounts; provided, however, that the Lead Investor may elect in a written notice given to the Company to reduce its Convertible Note Subscription Amount and Term Note Subscription Amount by the amount of such fee; (iv) the Registration Rights Agreement; (v) a Pledge and Security Agreement providing the Agent, as collateral agent for the Purchasers, with a first lien security interest in the assets of the Company including its Subsidiaries and pledging the outstanding common stock and other equity instruments of each Subsidiary executed by the Company and each Subsidiary; (vi) a Guaranty Agreement executed by each Subsidiary of the

8 Company; (vii) executed copies of the Payoff and Termination Documents; (viii) an executed copy of the Intercreditor and Collateral Agency Agreement; (ix) an executed copy of the L1 Debt Settlement Agreement, in a form agreeable to the Lead Investor; (x) satisfactory evidence that there are no Liens affecting the Collateral and that the Purchaser maintains, subject to the Intercreditor and Collateral Agency Agreement, a first-ranking security interest in the Collateral; (xi) certificates of insurance evidencing the insurance required herein. Such certificates to be satisfactory in form and substance to the Lead Investor; (xii) the Company shall have provided a Compliance Certificate to the Purchaser; (xiii) the Company shall have paid to the Lead Investor, or made arrangements satisfactory to the Lead Investor for the payment of, all fees and expenses (including the Lead Investor’s legal expenses) in connection with the transactions contemplated by the Loan Documents; and (xiv) delivery of a secretary’s certificate by the Company certifying (i) constating documents, (ii) authorizing board resolutions; (iii) incumbency; and (iv) a bring down of the Company’s covenants, representations and warranties contained in this Agreement and updated disclosure schedules to the extent necessary. (b) On or prior to the Closing Date, each Purchaser shall cause to be delivered the Purchaser’s Subscription Amounts by wire transfer of immediately available funds. 2.4 Closing Conditions. (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met: (i) the accuracy in all material respects when made and on such Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein); (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to such Closing Date shall have been performed; and (iii) the delivery by the Purchasers of their respective Subscription

9 Amounts. (b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met: (iv) the accuracy in all material respects when made and on such Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein); (v) all obligations, covenants and agreements of the Company required to be performed at or prior to such Closing Date shall have been performed; (vi) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement; (vii) the absence of any Material Adverse Effect with respect to the Company; (viii) all necessary regulatory approvals (if any) required for the entering into of this Agreement and the completion of the transactions contemplated under this Agreement shall have been obtained prior to the Closing Date; (ix) the Purchaser shall be satisfied that all regulatory approvals required in connection with the Business and the execution, delivery and performance of the Loan Documents shall have been obtained; (x) the Purchaser and the Purchasers (as defined in the Convertible Note) have entered into the Intercreditor and Collateral Agency Agreement, such agreement to be satisfactory to the Purchaser in its sole discretion; (xi) no order ceasing or suspending trading in the Conversion Shares on any stock exchange shall have been issued and no proceeding for such purposes shall be pending or threatened; (xii) the Company shall have delivered a certificate of corporate status and a certificate of the issued and outstanding Common Stock from the Transfer Agent on the Closing Date; (xiii) there shall not exist any binding commitment which respect to a Change of Control (as defined in the Term Note) of the Company; and (xiv) at least two business days before the Closing Date, the Company shall have delivered to each Purchaser wire transfer instructions for the payment of this Subscription Amount.

10 ARTICLE III. REPRESENTATIONS AND WARRANTIES. 3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows: (a) Authorization. The Company and the Guarantor have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents have been (or upon delivery will have been) duly executed by the Company and the Guarantor, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company and the Guarantor enforceable against both the Company and the Guarantor in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (b) No Conflicts. The execution, delivery and performance by the Company and the Guarantor of this Agreement and the other Transaction Documents will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s operative or other organizational or charter documents, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect. (c) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non- assessable and free of preemptive and similar rights to subscribe for or purchase securities. (d) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective Certificate of Incorporation, Bylaws or other organizational or charter

11 documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. (e) Authorization; Enforcement. (i) The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the Guarantor and the consummation by each of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and the Guarantor and no further action is required by the Company or the Guarantor in connection herewith or therewith other than in connection with the Required Approvals. Subject to obtaining the Required Approvals, this Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and the Guarantor, as applicable, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company and the Guarantor enforceable against the Company and the Guarantor, as applicable, in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (ii) With respect to Subsidiary Guaranty, each of the Subsidiaries has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by such agreement and otherwise to carry out its obligations thereunder. The execution and delivery of the Subsidiary Guaranty and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the respective Subsidiary in connection therewith. The Subsidiary Guaranty has been (or upon delivery will have been) duly executed by the respective Subsidiaries and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the respective Subsidiary enforceable against such Subsidiary in accordance with its terms, except (A) as listed by general equitable principles and applicable bankruptcy, insolvency,

12 reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (C) insofar as indemnification and contribution provisions may be limited by applicable law. (f) No Conflicts. The execution, delivery and performance by the Company and the Guarantor of this Agreement and the other Transaction Documents to which the Company or the Guarantor is a party, the issuance and sale of the Notes and the consummation by the Company and the Guarantor of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s Certificate of Incorporation, Bylaws or other organizational or charter documents, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement or other instrument to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect. (g) Issuance of the Notes. The Notes are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The shares of Common Stock of the Company, when issued upon conversion of the Convertible Notes, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. At the Closing, the Company shall reserve from its duly authorized Common Stock a number of shares of Common Stock issuable pursuant to the Convertible Notes equal to the amount set forth in Section 4.9. Assuming the accuracy of the representations of the Purchasers in Section 3.2 of this Agreement and subject to the filings described in Section 4.8, the Shares will be issued in compliance with all applicable federal and state securities laws. (h) Capitalization. (i) The capitalization of the Company is as set forth in the SEC Reports. Except as set forth on Schedule 3.1(h), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, as a result of the purchase and sale of the Notes there are no outstanding options, warrants, rights to subscribe to, calls or commitments relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for

13 or acquire, any shares of Common Stock or the capital stock of or any Subsidiary, or contracts or arrangements by which the Company or any Subsidiary is bound to issue additional shares of Common Stock or capital stock of any Subsidiary. (ii) Following each Closing, except as reflected on Schedule 3.1(h) or the Company’s most recent Annual Report on Form 10-K, there will be no outstanding options, warrants, rights to subscribe to, calls or commitments relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company or any Subsidiary, or contracts, commitments by which the Company or any Subsidiary is bound to issue additional shares of capital stock of the Company or any Subsidiary. (iii) There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts or commitments by which the Company or any Subsidiary is bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company and the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. (i) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, registration statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act including pursuant to Section 13(a) for the year preceding the date hereof and as of the Closing Date (or such shorter period as the Company was required by law or regulation to file such documents) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3.1(i), the financial statements of the Company included in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP and are subject to normal year-end adjustments, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. (j) Material Changes or Developments. Since the date of the latest audited

14 financial statements included within the SEC Reports, and other than the matters addressed by the L1 Settlement Agreement, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not altered its method of accounting, (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iv) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. (k) Litigation. Except as set forth on Schedule 3.1(k), there is no action, suit, notice of violation, proceeding or investigation, inquiry or other similar proceeding involving the Company or any Subsidiary by any federal or state government unit pending and there have been no discussions with the SEC or other state or federal regulators in connection with the matters contemplated in the Registration Statement other than copies of SEC comment letters and responses, which have been provided to the Purchasers or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Notes; (ii) exceeds $50,000 in potential damages or (iii) has had or reasonably could be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any material Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act, and the Company has no reason to believe it will do so in the future. (l) Compliance. Except as set forth on Schedule 3.1(l), and after giving effect to the L1 Debt Settlement Agreement, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any Indebtedness, indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) the Company, (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. (m) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of either the Company or any of the Subsidiaries, which could reasonably be expected to result in a Material Adverse Effect. None of

15 the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any Subsidiaries is a party to a collective bargaining agreement. To the knowledge of the Company, no executive officer or key employee of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are, to the Company’s knowledge, in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices including sexual harassment and discrimination, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (n) Environmental Laws. The Company and its Subsidiaries (i) are in material compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. (o) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate state or local regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit. (p) Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of such company, in each case free and clear of all Liens, except for Permitted Liens (as defined in the Term Note), except as set forth on Schedule 3.1(p). Any real property and facilities held under lease by the Company or its Subsidiaries are held by them under valid, subsisting and enforceable leases with which such companies are in compliance. (q) Intellectual Property. The Company and its Subsidiaries have, or have

16 rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. (r) Insurance. The Company and its Subsidiaries are in compliance with requirements relating to insurance set out in the Notes and are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company and its Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. (s) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary, and (iii) other employee benefits, including stock option agreements under any stock option or similar plan of the Company. (t) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports, the Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of each Closing Date. (u) Certain Fees. Except for fees payable to Roth Capital Partners, Inc., no commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents and to be entered into by the Purchasers and the Company.

17 (v) Registration Rights. No Person has any right to cause the Company or any Subsidiary to affect the registration under the Securities Act of any securities of the Company or any Subsidiary, except the Purchasers and except as otherwise disclosed on Schedule 3.1(v). (w) Listing and Maintenance Requirements. The Common Stock of the Company is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation, and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. (x) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income, value added, and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. (y) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Notes, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. (z) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Notes to each Purchaser as contemplated hereby. (aa) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Notes by any form of general solicitation or general advertising. The Company has offered the Notes for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act. (bb) No Disqualification Events. With respect to the Notes to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company affiliated issuer, any director, executive officer, other officer the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in

18 Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person, including a placement agent, who will receive a commission or fees for soliciting purchasers (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to each Purchaser a copy of any disclosures provided thereunder. (cc) Seniority. As of the Closing Date, except as disclosed on Schedule 3.1(cc) no Indebtedness or other claim against the Company will be senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby). (dd) Business. The Company carries on its business as described in its SEC Reports (the “Business”). (ee) Location of Collateral. The Collateral of the Company is located at the location set out in Schedule 3.1(ee) or such other addresses of which the Company has notified the Purchaser in writing and for which the Company has taken all necessary steps to maintain the Purchaser’s first-ranking security interest in the Collateral (collectively, the “Collateral Locations”). (ff) Pension Plans. Neither the Maker nor the Guarantor sponsors, maintains, administers, contributes to nor has any Maker or Guarantor contributed to, or has any obligation or liability in respect of, a defined benefit pension plan or a “multi-employer pension plan” under the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import (“ERISA”), and regulations thereunder, in each case, as in effect from time to time. All contributions required to be remitted to any plan governed by ERISA have been remitted on or prior to when due. (gg) Material Agreements. A list of all material agreements and amendments, restatements, supplements or other modifications thereto, is set out on Schedule 3.1(gg) hereto, copies of which, if requested, have been provided to the Purchaser (the “Material Agreements”). There is in existence no default under any Material Agreement, the breach of which could reasonably be expected to cause a Material Adverse Change. (hh) Solvency. After completion of and giving effect to the closing of the transactions contemplate by this Agreement, neither the Company nor the Guarantor will be (i) a bankrupt, (ii) for any reason unable to meet its obligations as they generally become due, (iii) not paying its current obligations in the ordinary course of business as they generally become due, or (iv) a Person whose aggregate property is not, at a fair valuation, sufficient, or if disposed of at a fairly conducted sale under legal process, would not be sufficient, to enable payment of all of its obligations, due and accruing due.

19 (ii) Cannabis Law Compliance. The Maker and the Guarantor and the operation of their business, have been and are being conducted in compliance with Cannabis Laws applicable to the Business, and none of the Maker or the Guarantor, or officers and employees thereof have taken any action, or to Maker’s knowledge failed to take any action, which could reasonably be expected to result in any material adverse charge or sanction under any Cannabis Law applicable to the Business. (jj) Anti-Money Laundering, Anti-Corruption and Sanctions Laws; (i) Neither of Maker or Guarantor, nor, to the knowledge of any Maker or Guarantor, any of their respective directors, officers, or employees or Affiliates, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has assets located in a Sanctioned Country, (iii) conducts any business with or for the benefit of any Sanctioned Person, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons, (v) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision, or (vi) is a Person that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. Each of Maker and Guarantor has implemented and maintains in effect policies and procedures designed to ensure compliance by it and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws and Anti-Money Laundering Law. Each of Maker and Guarantor is in compliance with all Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws. Each of Maker and Guarantor and each Affiliate, officer, employee or director acting on behalf thereof (and is taking no action that would result in any such Person not being) in compliance with (A) all applicable OFAC rules and regulations, (B) all applicable United States of America, Canadian, and all other internationally respected national autonomous sanctions, embargos and trade restrictions and (C) all applicable provisions of the USA Patriot Act. In addition, neither Maker nor Guarantor is engaged in any kind of activities or business of or with any Person or in any country or territory that is subject to any sanctions administered by OFAC, Canada or the United Nations. (ii) Neither Maker nor Guarantor nor, to their knowledge, any of their respective directors, officers, employees, or any other Person acting on their behalf, has offered, promised, paid, given or authorized the payment or giving of any money or other thing of value, directly or indirectly, to or for the benefit of any Person, including without limitation, any employee, official or other Person acting on behalf of any Governmental Authority, or otherwise engaged in any activity that violates any Anti-Corruption Law. (iii) Neither Maker nor Guarantor nor, to their knowledge, any of their respective directors, officers, employees, or any other Person acting on their

20 behalf has engaged in any activity that would reasonably be expected to breach any Anti-Corruption Laws. (iv) To Maker’s and Guarantor’s knowledge, there is no pending or threatened action, suit, proceeding or investigation before any court or other Governmental Authority against either of them or any of their respective directors, officers, employees or other Person acting on its behalf that relates to a potential violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions. 3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows: (a) Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (b) Understandings or Arrangements. The Purchaser is acquiring the Notes as principal for its own account, for investment and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Notes (this representation and warranty not limiting the Purchaser’s right to sell the Notes in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Notes hereunder in the ordinary course of its business. The Purchaser understands that the Notes are “restricted securities” and have not been registered under the Notes Act or any applicable state securities law and is acquiring such Notes as principal for its own account and not with a view to or for distributing or reselling such Notes or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Notes in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Notes in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell such Notes in compliance with applicable federal and state securities laws).

21 (c) Purchaser Status. At the time the Purchaser was offered the Notes, it was, and as of the date hereof it is, an accredited investor within the meaning of Rule 501 under the Securities Act. The Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1) under the Securities Act (a “Disqualification Event”). (d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Notes, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Notes and, at the present time, is able to afford a complete loss of such investment. (e) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, subject to Regulation FD, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Notes and the merits and risks of investing in the Notes; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possess or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser acknowledges and agrees that neither the Company nor anyone else has provided the Purchaser with any information or advice with respect to the Notes nor is such information or advice necessary or desired. ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES 4.1 Removal of Legends. (a) The applicable Notes and Conversion Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Notes or Conversion Shares other than pursuant to an effective Resale Registration Statement or Rule 144, to the Company or to an Affiliate of each Purchaser, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Notes or Conversion Shares under the Securities Act. (b) Each Purchaser agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Notes or Conversion Shares in the following form: NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE

22 IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. (c) Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) following any sale of such Conversion Shares pursuant to Rule 144, when available (assuming cashless exercise of the Warrants), or (ii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall at its expense cause its counsel to issue a legal opinion to the Transfer Agent to effect the removal of the legend hereunder, subject to compliance with the Securities Act and/or Rule 144, when available. For the avoidance of doubt the Company shall pay all costs associated with such opinions. If all or any portion of a Note is converted at a time when there is an effective Resale Registration Statement to cover the resale of the Shares or the Conversion Shares, or if such Conversion Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC including what is known as Section 4(a)(1½)) then such Conversion Shares shall be issued free of all legends. For avoidance of doubt, the Company agrees that after the requisite holding period to comply with Rule 144, the legend may be removed under Rule 144 of the Securities Act, assuming the holder satisfies the requirements of Rule 144. Certificates for Conversion Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser. (d) In the event any Purchaser shall request delivery of unlegended shares as described in this Section 4.1 and the Company is required to deliver such unlegended shares and such request is not in violation of United States securities laws, such Purchaser shall pay all fees and expenses associated with or required by the legend removal and/or transfer including but not limited to legal fees, transfer agent fees and overnight delivery charges and taxes, if any, imposed by any applicable government upon the issuance of Common Stock. 4.2 Furnishing of Public Information. Until the earliest of the time that no Purchaser owns any Notes or Conversion Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act as if it were subject to Section 13(a), and provide notice to its stockholders required by applicable state law, even if the Company is not then subject to the reporting requirements of the Exchange Act. 4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2(a)(1) of the Securities Act)

23 that would be integrated with the offer or sale of the Notes for purposes of the rules and regulations of the Principal Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction. 4.4 Securities Laws Disclosure; Publicity. The Company shall, within the time required by applicable laws following the date of execution of this Agreement, issue a press release announcing the entry into the Agreement, which press release shall be subject to the prior review and approval of the Lead Investor and Lightbank. The Company shall, within the time required by applicable laws following the date of execution of this Agreement, file a Current Report on Form 8-K with the SEC disclosing the material terms of this Agreement, including the forms of Transaction Documents as exhibits thereto. From and after the filing of the Form 8-K as provided in the preceding sentence, the Company represents to each Purchaser that it shall have publicly disclosed all material, non-public information delivered to such Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company, on the one hand, and the Lead Investor and Lightbank, on the other hand, shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Lead Investor and Lightbank, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except (a) to the extent such disclosure is required by law or Principal Market regulations or (c) is required in a Resale Registration Statement covering the Shares and the Conversion Shares. 4.5 Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes hereunder to repay the amounts owing under the L1 Documents (but not more than $3,000,000 of the proceeds may be used for this purposes), and then for working capital, and/or general corporate purposes, and shall not use such proceeds: (a) for the redemption of any Common Stock or other securities as opposed to prepayments which are required, (b) in violation of FCPA or OFAC regulations, or to lend money, give credit, or make advances to any officers, directors, employees or affiliates of the Company, except for routine travel advances or (c) for the purchase of real estate. 4.6 Reservation of Common Stock. (a) Prior to the Closing, as applicable, the Company shall reserve and keep available at all times in favor of each Purchaser a number of shares of Common Stock equal to the 150% of the number of Shares issuable upon conversion of the Convertible Notes as of the Closing Date (the “Required Minimum”).

24 (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use its all commercially reasonable efforts to amend the Company’s Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 30th day after such date. 4.7 Equal Treatment of Purchasers. Except as otherwise provided for in this Agreement and the priority repayment of the Term Notes contemplated under Section 1.4 (Mandatory Repayment) of the Term Notes and the Convertible Notes, no consideration (including any modification of any Transaction Document) shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the Purchasers. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Notes or otherwise. 4.8 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Convertible Notes as required under Regulation D under the Securities Act and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company either shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Convertible Notes for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser. 4.9 Conversion and Exercise Procedures. The forms of Conversion Notice included in the Notes set forth the totality of the procedures required of each Purchaser in order to convert the Note. No additional legal opinion, other information or instructions shall be required of each Purchaser to convert its Notes. Without limiting the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice form be required in order to convert the Notes. The Company shall honor conversions of the Notes and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents. 4.10 Maintenance of Property. The Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted. 4.11 Preservation of Corporate Existence. Following the date of this Agreement, the Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect

25 upon the Company taken as a whole. 4.12 Operation of Business. As long as any Notes are outstanding the Company shall operate its business in the ordinary course consistent with past practices. 4.13 Acknowledgment of Dilution. This Agreement and the Transaction Documents have been negotiated on an arms-length basis, and each party has retained counsel selected by it. The Company acknowledges that the issuance of the Notes may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligations to issue the Conversion Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. 4.14 Subsequent Registrations. If as result of an SEC Staff policy, rule or regulation the Company is unable to register all of a Purchaser’s Registrable Notes (as defined in the Registration Rights Agreement), then not later than 30 days (or such later time as is required by the Staff of the SEC or any rule of the SEC) after any Resale Registration Statement filed pursuant to the Registration Rights Agreement is declared effective by the SEC, the Company shall file another Resale Registration Statement including all or a portion of the Purchaser’s Registrable Securities and comply with the terms and conditions set forth in the Registration Rights Agreement. This covenant shall remain in effect, and the Company shall continue to file subsequent Resale Registration Statements and comply with the terms and conditions set forth in the Registration Rights Agreement in connection with each such filing until all of each Purchaser’s Registrable Notes shall have been registered. ARTICLE V. MISCELLANEOUS 5.1 Termination. This Agreement may be terminated by the Purchasers or the Company, by written notice to the Company or the Purchasers, as applicable, if the Closing has not been consummated on or before three months from the date of this Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). 5.2 Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered to the Company and any exercise notice delivered by any Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Notes to the Purchasers. Upon the Closing, the Company agrees to pay counsel for the Lead

26 Investor’s reasonable legal fees, not to exceed $ , plus applicable taxes, together with reasonable costs including those necessary to provide the Purchaser with a lien on all of the assets of the Company. 5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. 5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of transmission, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto unless changed by a party. 5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. 5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Notes, provided that such transferee agrees in writing to be bound, with respect to the transferred Notes, by the provisions of the Transaction Documents that apply to such Purchaser. 5.8 No Third-Party Beneficiaries. Except as provided below, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8. Roth Capital Partners, LLC ("Roth") is acting as placement agent for this offering. As such, Roth will be a beneficiary of all representations and

27 warranties by the issuer. Additionally, affiliates of Roth will be investing in the offering at the same terms and same price as all other investors. 5.9 Governing Law; Exclusive Jurisdiction; Attorneys’ Fees. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non- prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding. 5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Notes. 5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. 5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or

28 substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. 5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights. 5.14 Replacement of Notes. If any Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new Note, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction without requiring the posting of any bond. 5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate. 5.16 Payment Set Aside. To the extent the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or such Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. 5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non- performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions

29 contemplated by the Transaction Documents. Except as provided in the Pledge and Security Agreement, each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Collateral Agent, as defined in the Pledge and Security Agreement, has been authorized to take actions under the Pledge and Security Agreement solely because the Company wants enforcement of the Pledge and Security Agreement to be consistent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers. 5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled. 5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken, or such right may be exercised on the next succeeding Trading Day. 5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. 5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE FOREVER TRIAL BY JURY. 5.22 Usury. the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim that the loans evidenced by the Notes are usurious, and it will resist any and all efforts to be compelled to take the benefit or advantage of usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is

30 expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. (Signature Pages Follow)

Signature Page to Note Purchase Agreement IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. COMPANY: SpringBig Holdings, Inc. By: /s/ Paul Sykes_________________ Name: Paul Sykes Title: Chief Financial Officer Address for Notice: 621 NW 53rd Street, Ste. 260 Boca Raton, Florida 33487 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Signature Page to Note Purchase Agreement

23606907 v8 PURCHASER SIGNATURE PAGES TO NOTE PURCHASE AGREEMENT IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. Name of Purchaser: ________________________________________________________ Signature of Authorized Signatory of Purchaser: _________________________________ Name of Authorized Signatory: _______________________________________________ Title of Authorized Signatory: ________________________________________________ Email Address of Authorized Signatory: _________________________________________ Address for Notice to Purchaser: Address for Delivery of Notes to Purchaser (if not same as address for notice): Term Note Subscription Amount: $_________________ ____________ Convertible Note Subscription Amount: $_________________ EIN Number: ____________________